Exhibit 10.3

RECERTIFICATION OF AUTHORITY

The undersigned Secretary of Manitex Liftking, ULC, a corporation incorporated uner the provincial laws of Alberta (“Company”) hereby certifies to Comerica Bank, a Texas banking association (“Bank”) that the Company’s (i) Articles of Incorporation and Bylaws, and (ii) Corporate Resolutions and Incumbency Certification dated December 23, 2011, each previously delivered to Bank: (x) remain in full force and effect, (y) have not been amended, rescinded or repealed in any respect, and (z) may continue to be relied upon by Bank until express written notice to the contrary is delivered to Bank.

Dated: August 10, 2012

MANITEX LIFTKING, ULC

By:	/s/ David H. Gransee
Name:	David H. Gransee
Its:	Secretary